  UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2017

Griffin Capital Essential Asset REIT, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number: 000-54377

MD	26-3335705
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

Griffin Capital Plaza, 1520 E. Grand Avenue, El Segundo, CA 90245
(Address of principal executive offices, including zip code)

(310) 469-6100
(Registrant's telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders
On June 14, 2017, Griffin Capital Essential Asset REIT, Inc. (the "Registrant") held its 2017 Annual Meeting of Stockholders (the "2017 Annual Meeting") at Griffin Capital Plaza, 1520 E. Grand Avenue, El Segundo, California ("Griffin Capital Plaza"). At the 2017 Annual Meeting, the Registrant's stockholders voted on Proposal 1 and Proposal 3, and the Registrant adjourned the 2017 Annual Meeting with respect to Proposals 2.A and 2.B. The following is a brief description of each matter voted upon, including the number of votes cast for or against each matter and the number of abstentions and broker non-votes, if applicable, with respect to each matter. Each proposal is described in more detail in the Registrant's definitive proxy statement filed with the Securities and Exchange Commission on April 4, 2017.
With regards to Proposal 1, the following directors were each elected to serve as a director until the 2018 Annual Meeting of Stockholders or until his successor is duly elected and qualified.

	Votes For:	Votes Withheld:	Broker Non-Votes:
Kevin A. Shields	80,814,866	2,959,661	11,286,502
Gregory M. Cazel	80,747,275	3,027,252	11,286,502
Ranjit M. Kripalani	80,570,637	3,203,890	11,286,502

With regards to Proposal 3, the appointment of Ernst & Young LLP as the Registrant's independent registered public accounting firm for the year ending December 31, 2017 was ratified by the following vote:

	Votes For:	Votes Against:	Votes Abstained:
Ratification of Appointment of Ernst & Young LLP	90,463,401	1,371,999	3,225,629

With regards to Proposal 2.A to amend the Registrant's Charter to remove certain limitations required by the North American Securities Administrators Association and Proposal 2.B to amend the Registrant's Charter to enable the declaration and payment of a dividend of one class of stock to the holders of another class of stock, the Registrant adjourned the 2017 Annual Meeting to allow for additional time for stockholders to vote on Proposals 2.A and 2.B. The 2017 Annual Meeting will reconvene on June 29, 2017 at 3:00 p.m., Pacific Time, at Griffin Capital Plaza for purposes of holding a stockholder vote on Proposals 2.A and 2.B. Approval of Proposals 2.A and 2.B requires the affirmative vote of a majority of the Registrant's outstanding shares of common stock entitled to vote thereon. Abstentions and broker non-votes will have the same effect as votes against such proposals.

Item 8.01.    Other Events

On June 14, 2017, the Registrant issued a notice informing stockholders that the 2017 Annual Meeting was adjourned to June 29, 2017 in order to provide stockholders additional time to vote on Proposals 2.A and 2.B. The notice, a copy of which is filed as Exhibit 99.1 to this report, is incorporated by reference herein.

Item 9.01.    Financial Statements and Exhibits
(d)    Exhibits.

99.1	Griffin Capital Essential Asset REIT, Inc. Stockholder Notice Regarding Adjournment of Annual Meeting

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Griffin Capital Essential Asset REIT, Inc.

Date: June 14, 2017	By:	/s/ Howard S. Hirsch
Howard S. Hirsch
Vice President and Assistant Secretary